UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      001-31566                42-1547151
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                          07306-4599
------------------------------------------                          ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operation and Financial Condition.
               ---------------------------------------------

     On April 26, 2006, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01      Regulation FD Disclosure.
               -------------------------

     On April 26, 2006, the Company announced that its Board of Directors declared a $0.10 per share cash dividend, payable on May 31, 2006 to stockholders of record on May 15, 2006, which represents an increase of 11.1% from the prior quarter's cash dividend. In addition, the Board of Directors authorized the Company's fourth stock repurchase program to commence upon completion of the Company's current repurchase program, under which 1.1 million shares remain to be purchased. The new stock repurchase program authorizes the repurchase of 5% of the current outstanding shares of common stock, par value $0.01 per share, or approximately 3.4 million shares.

     These announcements were included as part of the press release announcing financial results for the quarter ended March 31, 2006 issued by the Company on April 26, 2006 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable.

               (b)  Pro Forma Financial Information. Not applicable.

               (c)  Shell Company Transactions. Not applicable.

               (d)  Exhibits.

               Exhibit No.      Description
               -----------      -----------

                 99.1 Press release issued by the Company on April 26, 2006 announcing its financial results for the three months ended March 31, 2006, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.


DATE:  April 26, 2006                  By:  /s/ Paul M. Pantozzi
                                            -------------------------
                                            Paul M. Pantozzi
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1 Press release issued by the Company on April 26, 2006 announcing its financial results for the three months ended March 31, 2006, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.